UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): June 3, 2005


                                SENTO CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

              Utah                       000-06425              87-0284979
-------------------------------        -------------         -------------------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)

             808 East Utah Valley Drive
                 American Fork, Utah                           84003
      ----------------------------------------              ----------
      (Address of principal executive offices)              (Zip Code)

                                 (801) 492-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       n/a
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

              ITEM 1.01--ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         Effective June 3, 2005, the board of directors of Sento Corporation ("Sento") entered into a Rights Agreement with American Stock Transfer & Trust Company, as Rights Agent, pursuant to which Sento's board of directors declared a dividend of one right (a "Right") to purchase one one-hundredth (1/100) share of Sento's Series A Preferred Stock for each outstanding share of Sento's Common Stock (par value $0.25 per share). Each Right, when exercisable, will entitle the holder to purchase from Sento one one-hundredth (1/100) share of Sento's Series A Preferred Stock at an exercise price of $100 (the "Exercise Price") subject to adjustment. The following summary of the principal terms and conditions of the Rights Agreement is only a general description and is subject to the detailed terms and conditions of the Rights Agreement, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by this reference.

         Rights Evidenced by Common Stock Certificates

         Initially, ownership of the Rights will be evidenced by the certificates representing outstanding shares of Sento's Common Stock, and no separate Rights Certificates will be sent to Sento's stockholders. Certificates for shares of Sento's Common Stock outstanding as of the date of the Rights Agreement will evidence the Rights related thereto, and certificates for shares of Sento's Common Stock issued after that date will include a legend incorporating the terms of the Rights Agreement by reference. Until the Separation Date, as defined below, the Rights will attach to and will trade only together with Sento's Common Stock, and the surrender or transfer of any certificates for Sento's Common Stock, whether or not such certificates include the legend incorporating the terms of the Rights Agreement, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

         Separation Date

         The Rights will separate from the shares of Common Stock, Rights Certificates will be issued and the Rights will become exercisable upon the earlier of (i) the tenth day after the first public announcement or filing indicating that any person or group of affiliated or associated persons (the "Acquiring Person") has become the beneficial owner of twenty percent (20%) or more of Sento's Common Stock or (ii) the tenth day after the date of the commencement of, or first public announcement of, the intent of any person to commence a tender or exchange offer or take-over bid to acquire beneficial ownership of twenty percent (20%) or more of Sento's Common Stock. The earlier of such dates is the "Separation Date."

         Issuance of Rights Certificates; Expiration of Rights

         Promptly following the Separation Date, the Rights Agent will mail to each holder of Sento's Common Stock as of the Separation Date a Rights Certificate, representing the number of Rights held by such holder as of the Separation Date. The Rights will expire upon the earliest of the redemption or exchange of the Rights or June 3, 2008 (the "Expiration Date").

         Exercise of Rights

         After the Separation Date and prior to the Expiration Date, the Rights, unless earlier redeemed, may be exercised and will be transferable independent of Sento's Common Stock.

         Right to Buy Shares of Sento's Common Stock

         Unless the Rights are earlier redeemed, in the event that an Acquiring Person obtains 20% or more of Sento's then-outstanding Common Stock, then each holder of a Right that has not previously been exercised (other than the Rights beneficially owned by the Acquiring Person, which will thereafter be void) will thereafter have the right to receive, on exercise, shares of Sento's Common Stock having a value equal to two times the Exercise Price.

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

         Adjustments to the Rights in the Event of Certain Transactions

         In the event of any transaction in which, directly or indirectly, Sento would be acquired in a merger or other business combination transaction, or a transaction or series of transactions in which, directly or indirectly, the Company shall sell or otherwise transfer more than 50% of its assets, proper provision must be made so that each holder of a Right that has not previously been exercised (other than Rights held by the Acquiring Person, which would become void) would thereafter have the right to receive, upon exercise, shares of common stock of the acquiring company having a value equal to two times their market price.

         Redemption

         At any time prior to or within ten days after an Acquiring Person acquires 20% or more of Sento's Common Stock, the Rights may be redeemed for $0.001 each at the option of the Board, which would automatically terminate the right to exercise the Rights.

         Adjustments to Prevent Dilution

         The Exercise Price, the number of Rights, and the number of shares of Series A Preferred Stock or Common Stock or other securities or property issuable upon the exercise of the Rights are subject to adjustment from time to time in connection with certain dilutive issuances by Sento as set forth in the Rights Agreement.

         No Fractional Shares

         No fractional shares of Series A Preferred Stock (other than fractions that are integral multiples of one one-hundredth of a share of Series A Preferred Stock) or of Common Stock will be issued upon exercise of a Right. In lieu of issuing such fractional shares, Sento shall pay cash in an amount equal to the same fraction of the current market price of a share of Series A Preferred Stock.

         No Stockholders' Rights Prior to Exercise

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of Sento (other than any rights resulting from such holder's ownership of Sento's Common Stock), including, without limitation, the right to receive notice of meetings or other actions, to vote or to receive dividends.

         Amendment or Supplement of Rights Agreement

         The terms of the Rights and the Rights Agreement may be supplemented or amended at any time without consent of the Rights holders, except that no such supplement or amendment may establish an earlier Expiration Date or change the Exercise Price and no supplement or amendment after an Acquiring Person becomes the beneficial owner of twenty percent (20%) or more of Sento's Common Stock or the first public announcement of the intent of any person to commence a tender or exchange offer or take-over bid to acquire beneficial ownership of twenty percent (20%) or more of Sento's Common Stock shall materially adversely affect the interests of the holders of the Rights generally.

         Rights and Preferences of Series A Preferred Stock

         Each one one-hundredth of a share of Series A Preferred Stock has voting rights similar to one share of common stock and has certain preferences to Sento's Common Stock in liquidation and payment of dividends. The amendment to Sento's Articles of Incorporation designating the Rights, Privileges and Preferences of the Series A Preferred Stock is attached hereto as Exhibit 3.1 and incorporated herein by this reference.

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

         Certain Anti-Takeover Effects

         Sento's board of directors has adopted the Rights Agreement to ensure, to the extent possible, that all shareholders of Sento are treated fairly in connection with any takeover bid and to provide sufficient time for the shareholders of Sento to consider any such transaction. The Rights may have the effect of discouraging an acquisition of Sento deemed undesirable by the Board or rendering an acquisition more difficult. The Rights may cause substantial dilution to a person or group that attempts to acquire Sento on terms or in a manner not approved by the board, except an offer conditioned on the negation, purchase or redemption of the Rights. The Rights may be redeemed by Sento at $0.001 per right at any time prior to the acquisition of 20% or more of Sento's then outstanding Common Stock by an Acquiring Person. Accordingly, the Rights should not interfere with any merger or business combination approved by the board.

         Issuance of the rights does not in any way weaken Sento's financial strength or interfere with its business plans. The issuance of the Rights themselves has no dilutive effect, will not affect reported earnings per share, should not be taxable to Sento or its stockholders, and will not change the way in which Sento's shares are presently traded. Sento's board believes that adoption of the Rights Agreement is prudent and safeguards the interests of all Sento shareholders. Sento has chosen a three-year term for the Rights Plan that is intentionally shorter than the typical ten-year term. This allows management sufficient time to implement the operational and transactional strategy the board has approved and that the board believes will result in increased shareholder value.

         ITEM 3.03--MATERIAL MODIFICATION TO RIGHTS OF SECURITY HOLDERS

         See disclosure under Item 1.01 above.

         Additionally, Sento's board of directors adopted a new set of bylaws that are effective June 3, 2005 and are consistent with Utah public corporation standards and reflective of statutory and other changes since the previous bylaws were adopted in 1996. Among the changes are advance notice requirements for proposed stockholder nominations for election to the Board of Directors and for business proposed by stockholders from the floor at the Annual Meeting. A copy of the newly-adopted bylaws is attached as Exhibit 3.2 to this Current Report on Form 8-K and is incorporated herein by this reference.

                             ITEM 8.01--OTHER EVENTS

         On June 7, 2005, Sento Corporation issued a press release announcing the adoption of the Rights Agreement and the adoption of the new bylaws, a copy of which is attached as Exhibit 99.01 and is incorporated herein by this reference.

Forward Looking Statements

         Statements in this press release, which are not purely historical, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements encompass Sento's beliefs, expectations, hopes or intentions regarding future events. Words such as "expects," "intends," "believes," "anticipates," "should" and "likely" also identify forward-looking statements. All forward-looking statements included in this release are made as of the date hereof and are based on information available to Sento as of such date. Sento assumes no obligation to update any forward-looking statement. Actual results could differ materially from those anticipated for a number of reasons, including, among others: the Company's stock price has historically been volatile; difficulties encountered in post-acquisition integration and operation of the acquired assets including retaining existing clients of the acquired company; variations in market and economic conditions; the effect on the Company's earnings of the repricing of options; the Company's dependence on its limited number of key clients; reduction in services requested by the Company's clients resulting in lower revenues for the Company; the Company's ability to complete negotiations and execute client agreements; risk of emergency interruption of the Customer Contact Solutions operations; and other unanticipated factors. Risk factors, cautionary statements and other conditions, which could cause actual results to differ from the Company's current expectations, are contained in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-KSB, as amended.

                  ITEM 9.01--FINANCIAL STATEMENTS AND EXHIBITS

         The following are filed as exhibits to this report:

   Exhibit
   Number*                            Title of Document                                Location
-------------- ------------------------------------------------------------------- ------------------
      3        Articles of Incorporation and Bylaws
-------------- ------------------------------------------------------------------- ------------------
    3.01       Amendment to Articles of Incorporation Designating Rights,          Attached
               Privileges, and Preferences of Series "A" Preferred Stock
-------------- ------------------------------------------------------------------- ------------------
    3.02       Bylaws                                                              Attached
-------------- ------------------------------------------------------------------- ------------------

      4        Instruments defining the rights of securities holders, including indentures
-------------- ------------------------------------------------------------------- ------------------
    4.01       Rights Agreement                                                    Attached
-------------- ------------------------------------------------------------------- ------------------

     99        Miscellaneous
-------------- ------------------------------------------------------------------- ------------------
    99.01      Press Release dated June 7, 2005                                    Attached

----------------
* All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     SENTO CORPORATION


Date: June 7, 2005                                   By  /s/ Anthony Sansone
                                                        ------------------------
                                                        Anthony Sansone,
                                                        Chief Financial Officer

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